UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 14, 2007
                        (Date of earliest event reported)


                                 vFINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-11454                58-1974423
(State or Other Jurisdiction of    (Commission File No.)      (IRS Employer
        Incorporation)                                      Identification No.)

                            3010 North Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                 (561) 981-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item  2.02        Results of Operations and Financial Condition.

On November 14, 2007, vFinance, Inc. issued a press release announcing its results of operations for the third quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01         Financial Statements And Exhibits.

(c) Exhibits.

         99.1     Press release issued by vFinance, Inc. on November 14, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     vFINANCE, INC.



                                  By:  /s/ Leonard J. Sokolow
                                  -----------------------------------
                                  Name:  Leonard J. Sokolow
                                  Title: Chief Executive Officer



Date: November 15, 2007

                                  Exhibit Index


Exhibit No.     Description
------------    -----------------------------------------------------

99.1            Press release issued by vFinance, Inc. on November 14, 2007.

                                                                    Exhibit 99.1

                                 vFinance, Inc.

                   VFINANCE, INC. REPORTS RECORD REVENUES FOR
                               THIRD QUARTER 2007

    Company reports higher revenues than the comparable quarter last year and demonstrates benefits of revenue diversification while reducing certain operating expenses.
         (Dollar amounts are approximated except for earnings per share)

BOCA RATON, FL, November 14, 2007 - vFinance, Inc. (OTCBB: VFIN) ("vFinance"), a financial services company with offices in the U.S., Latin America and Canada, specializing in growth opportunities, today reported revenues for the third quarter ended September 2007.

Revenues for the third quarter 2007 were $11,010,300, compared to $9,608,100 in the comparable quarter of 2006, an increase of $1,402,200, or 15%. Net loss for the third quarter was $641,300 or $0.01 per fully diluted share, compared to a net loss of $432,000 or $0.01 per fully diluted share in the third quarter of 2006. The third quarter 2007 net loss results encompasses depreciation and amortization of intangibles of $325,000 and stock based compensation expense of $120,000, compared to depreciation and amortization of intangibles of $310,200 and stock based compensation expense of $117,300 in the third quarter of 2006.

vFinance's liquid assets of approximately $5,222,200, as of September 30, 2007, comprised of cash and cash equivalents of $4,484,700 and marketable securities of $737,500, were approximately $7,000 less than our liquid assets as of December 31, 2006. In addition, the Company's cash flow from operating activities totaled $592,100 for the nine months ended September 30, 2007, as compared to $734,600 for the same period in 2006. vFinance has no long term debt.

Adjusted EBITDA defined as net income (loss) before interest, taxes, depreciation, amortization and stock based compensation was a loss of approximately ($177,400) for the quarter ended September 30, 2007 compared to a loss of approximately ($9,600) for the comparable quarter last year. Adjusted EBITDA for the nine months ended September 30, 2007 was approximately $515,500, an increase of $46,400, or 10%, from adjusted EBITDA of $469,100 for the comparable period in 2006.

Earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for non-cash compensation expense is a key metric the Company uses in evaluating its financial performance. EBITDA is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC pursuant to the Securities Act of 1933, as amended. The Company considers EBITDA, as adjusted, an important measure of its ability to generate cash flows to fund capital expenditures, repurchase shares, fund other corporate investing and financing activities, and to service debt when it exists. EBITDA, as adjusted, eliminates the non-cash effect of depreciation and amortization of intangible assets and stock-based compensation. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

The following table presents an approximated reconciliation of EBITDA, as adjusted, to net income as reported.

                                                        Three Months Ended             Nine Months Ended
                                                           September 30                 September 30
                                                        2007          2006          2007          2006
                                                   ------------ --------------- ------------ --------------

Net Income (Loss)                                    $(641,300)     $ (432,000)   $(828,700)    $ (516,000)

Interest (Income) expenses, net                         18,900          (5,100)      29,900        (12,100)

Depreciation & Amortizations of Intangibles            325,000         310,200      964,000        643,900

                                                   ------------ --------------- ------------ --------------
Earnings before interest, taxes,depreciation and
   amortization (EBITDA)                              (297,400)       (126,900)     165,200        115,800

 Stock based compensation                              120,000         117,300      350,300        353,300
                                                   ------------ --------------- ------------ --------------

 Adjusted EBITDA                                     $(177,400)     $   (9,600)   $ 515,500     $  469,100
                                                   ============ =============== ============ ==============

"vFinance's results in the third quarter of 2007 continue to demonstrate that the infrastructure we have created, coupled with the diversification of revenue allows for resilience and financial stability in volatile markets without having a significant effect on our ability to preserve cash," declared Leonard Sokolow, Chairman and CEO, vFinance, Inc. "Additionally, we are excited about the opportunities that lie ahead for us, with the previously announced signing of a definitive merger agreement with National Holdings Corporation. Our combined forces should create one of the largest publicly traded financial services firms serving the middle market with the independent contractor model".

Alan Levin, CFO, vFinance, Inc. stated, "We continue to successfully refine our model, while growing our revenues organically and trimming our general and administrative as well as occupancy and equipment costs. This growth, coupled with our pending merger with National Holdings Corporation, will give us the opportunity to leverage the infrastructure we continue to build."

About vFinance, Inc.

vFinance, Inc. is a financial services company which specializes in high growth opportunities. The Company's proficiency in this marketplace flows from three principal lines of business: offering full service retail brokerage to approximately 12,000 high net worth and institutional clients, providing investment banking and advisory services to micro, small and mid-cap high growth companies and trading securities, including making markets in over 3,500 micro and small cap stocks and providing liquidity in the United States Treasury marketplace. In addition to the Company's core business, it offers information services on its website. Due to its focus, the Company believes it is well positioned to offer, through its 40 corporate and independent offices in the U.S. and other parts of the world, alternative investments, which have the potential to outperform market indices, and a full range of traditional investment options. vFinance Investments, Inc. ("vFinance Investments") and EquityStation, Inc. ("EquityStation"), both subsidiaries of vFinance, Inc., are broker-dealers registered with the Securities and Exchange Commission ("SEC"), and members of Financial Industry Regulatory Authority ("FINRA") (formerly the National Association of Securities Dealers) and Securities Investor Protection Corporation ("SIPC"). vFinance Investments is also a member of the National Futures Association ("NFA"). For more information about vFinance, Inc., please visit its website at www.vfinance.com.

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by management, statements concerning internal operations, marketing, management's plans, objectives and strategies, and management's assessment of market factors and conditions, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitations, the volatility of domestic and international financial, bond and stock markets, intense competition, extensive governmental regulation, litigation, substantial fluctuations in the volume and price level of securities and other risks as detailed in the Company's filings with the Securities and Exchange Commission. vFinance, Inc. assumes no obligation to update any forward-looking information in this press release.


CONTACT:

Sue Yap
Director, Marketing and Corporate Communications vFinance, Inc.
Tel:  561-981-1077
Fax: 561-503-4176
syap@vfinance.com
www.vfinance.com








                      CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE QUARTERS ENDED SEPTEMBER 30, 2007 AND 2006
                                     FOLLOW.

                         VFINANCE, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)



                                            Three Months Ended September 30,
                                            ----------------------------------
                                                 2007               2006
                                                               (Restated and
                                                                  Revised)
                                            ---------------- -----------------
 Revenues:
    Commissions - agency                       $    6,014.5     $    4,849.9
    Trading profits                                 2,849.6          2,794.5
    Success fees                                      648.7          1,000.2
    Other brokerage related income                  1,453.6            847.9
    Consulting fees                                    13.9             44.7
    Other                                              30.0             70.9
                                            ---------------- ----------------
         Total revenues                            11,010.3          9,608.1
                                            ---------------- ----------------

 Compensation, commissions and benefits             9,334.6          7,641.4
 Clearing and transaction costs                     1,055.0          1,015.8
 General and administrative costs                     719.2            785.3
 Occupancy and equipment costs                        277.0            335.4
 Depreciation and amortization                        325.0            310.2
                                            ---------------- ----------------

         Total operating costs                     11,710.8         10,088.1
                                            ---------------- ----------------

    Loss from operations                             (700.5)          (480.0)
                                            ---------------- ----------------

 Other income (expenses):
    Interest income                                     7.4             19.4
    Interest expense                                  (26.3)           (14.3)
    Dividend income                                     3.0              5.6
    Other income, net                                  75.1             37.3
                                            ---------------- ----------------

         Total other income, net                       59.2             48.0
                                            ---------------- ----------------

 Loss before income taxes                            (641.3)          (432.0)
 Income tax benefit (provision)                           -                -
                                            ---------------- ----------------

    Net loss                                   $     (641.3)    $     (432.0)
                                            ================ ================

    Net loss per share: basic and diluted      $      (0.01)    $      (0.01)
                                            ================ ================

    Weighted average number of shares
      outstanding: basic and diluted               54,679.9         53,126.1
                                            ================ ================


       See 10Q for accompanying notes to unaudited condensed consolidated financial statements.